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                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert E. Switz his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-8 to be filed under the Securities Act of 1933 for the registration of 2,729,734 shares of Common Stock of ADC Telecommunications, Inc. under the ADC Telecommunications, Inc. 1991 Stock Incentive Plan and any and all post-effective amendments thereto, and to file such registration statement, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  April 3, 1995


/s/William J. Cadogan                        /s/Charles W. Oswald
- ---------------------------------------      -----------------------------------
William J. Cadogan                           Charles W. Oswald

/s/Robert E. Switz                           /s/Alan E. Ross
- ---------------------------------------      -----------------------------------
Robert E. Switz                              Alan E. Ross

/s/Charles T. Roehrick                       /s/Jean-Pierre Rosso
- ---------------------------------------      -----------------------------------
Charles T. Roehrick                          Jean-Pierre Rosso

/s/James C. Castle, Ph.D.                    /s/Donald M. Sullivan
- ---------------------------------------      -----------------------------------
James C. Castle, Ph.D.                       Donald M. Sullivan

/s/Thomas E. Holloran                        /s/Warde F. Wheaton
- ---------------------------------------      -----------------------------------
Thomas E. Holloran                           Warde F. Wheaton

/s/B. Kristine Johnson                       /s/John D. Wunsch
- ---------------------------------------      -----------------------------------
B. Kristine Johnson                          John D. Wunsch